Report Name - 10F-3

Fund - SB Convertible Fund

                                Period : 08/01/05 through 01/31/06


                                    ID : 626
                           Issuer Name : Chesapeake Energy
                                            Corp (Convert)
                            Trade Date : 09/08/05
                        Selling Dealer : Lehman Brothers
                Total Shares Purchased : 2,600.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.087%
                        % of Issue (1) : 0.167%
        Other Participant Accounts (2) :           2,400.00
                      Issue Amount (2) :       3,000,000.00
          Total Received All Funds (2) :           5,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Chesapeake Energy Corp (Convert)
                            Trade Date : 09/08/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Credit Suisse First Boston Corp
                                         Lehman Brothers
                                         Morgan Stanley
                                         Wachovia Securities Inc
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         Raymond James & Associates Inc
                                         UBS
                                         BMO Nesbitt Burns Inc
                                         Gilford Securities Inc
                                         Howard Weil
                                         Jeffries Babson Finance
                                         Johnson Rice & Co LLC
                                         Pritchard Capital Partners
                                         RBC Dominion Securities
                                         Simmons & Co
                         Selling Group : N/A


                                    ID : 591
                           Issuer Name : Life Point
                                            Hospitals Inc. (08/15/25)
                            Trade Date : 08/04/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 2,600,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 1.300%
                        % of Issue (1) : 2.500%
        Other Participant Accounts (2) :       2,400,000.00
                      Issue Amount (2) :     200,000,000.00
          Total Received All Funds (2) :       5,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Life Point Hospitals Inc. (8/15/25)
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         UBS
                         Co-Manager(s) : CIBC World Markets
                                         SunTrust Robinson Humphrey
                         Selling Group : N/A


                                    ID : 682
                           Issuer Name : The Interpublic Group
                                           of Companies Inc.
                            Trade Date : 10/19/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 1,865.00
                        Purchase Price : 1000.00
                    % Received by Fund : 0.355%
                        % of Issue (1) : 0.762%
        Other Participant Accounts (2) :           2,135.00
                      Issue Amount (2) :         525,000.00
          Total Received All Funds (2) :           4,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : The Interpublic Group
                                            of Companies Inc.
                            Trade Date : 10/19/05
                 Joint/Lead Manager(s) : Citigroup
                                         JP Morgan Securities
                                         Morgan Stanley
                                         UBS
                         Co-Manager(s) : HSBC Securities
                                         ING Bank NV/United States
                                         Keybanc Capital Markets
                                         SunTrust Robinson Humphrey
                         Selling Group : N/A